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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): JANUARY 30, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                               1-12202                       93-1120873
(State or other jurisdiction                   (Commission                  (I.R.S. Employer
      of incorporation)                        File Number)               Identification No.)



            13710 FNB PARKWAY                                                 68154-5200
             OMAHA, NEBRASKA                                                  (Zip Code)
(Address of principal executive offices)




                                 (402) 492-4300
              (Registrant's telephone number, including area code)





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ITEM 9. REGULATION FD DISCLOSURE

                  Attached as Exhibit 99.1 is a copy of a press release, dated January 30, 2003, announcing Northern Border Partners, L.P.'s financial results for the fourth quarter of 2002.

                  In accordance with General Instruction B.2. of Form 8-K, information filed under this Item 9 of Form 8-K is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Northern Border Partners, L.P. press release dated January 30,
                  2003.















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Northern Border Partners, L.P.
                                      (A Delaware Limited Partnership)



Dated:   January 30, 2003             By:   /s/ Jerry L. Peters
                                           ------------------------------------
                                           Chief Financial & Accounting Officer





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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER                          DESCRIPTION
        -------                         -----------
         99.1     Northern Border Partners, L.P Press Release dated January 30,
                  2003.
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